UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                51-2152284                                      0-18292
     (IRS Employer Identification No.)                  (Commission File Number)


  1117 PERIMETER CENTER WEST, SUITE N415                        30338
             ATLANTA, GEORGIA                                 (Zip Code)
     (principal executive offices)



                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 28, 2005, Charys Holding Company, Inc. (the "Registrant") dismissed its independent auditor, Malone & Bailey, P.C., Certified Public Accountants ("Malone & Bailey"). The decision to dismiss Malone & Bailey was recommended by the Registrant's Board of Directors. The Registrant had engaged Malone & Bailey on April 13, 2004 as the Registrant's independent accountants to report on the Registrant's balance sheet as of April 30, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended.

     Malone & Bailey's reports on the Registrant's financial statements for the year ended April 30, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Malone & Bailey's reports on the Registrant's Form 10-KSB for the year ended April 30, 2004 raised substantial doubt about the Registrant's ability to continue as a going concern.

     There were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Malone & Bailey's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with Malone & Bailey's report.

     On April 28, 2005, the Registrant engaged Miller, Ray, Houser & Stewart, LLP ("Miller, Ray") as the Registrant's independent accountants to report on the Registrant's balance sheet as of April 30, 2005, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Miller, Ray was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Miller, Ray, neither the Registrant nor anyone on the Registrant's behalf consulted with Miller, Ray regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided Malone & Bailey with a copy of this Current Report before its filing with the Commission. The Registrant has requested Malone & Bailey to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in this Current Report and, if not, stating the respects in which they do not agree. The Registrant has filed Malone & Bailey's letter as an Exhibit to this Current Report.

ITEM  9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The  following  exhibit  is  filed  herewith:


EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
-----------     -------------------------

       16.1 Letter from Malone & Bailey regarding disclosures made in this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005.

                                  CHARYS HOLDING COMPANY, INC.



                                  By /s/ Billy V. Ray, Jr.
                                     ---------------------------------------
                                  Billy V. Ray, Jr., Chief Executive Officer


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